UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2023
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2023, the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Jeff Plagge, Robert Vogel, Joe Kesler, Cleon Butterfield, Lisa Stange, Edward Garding and Amy Johnson had been elected to the Bank’s Board of Directors (the “Board”) for terms commencing on January 1, 2024, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 3, 2023. At the time of that filing, the Board committee assignments for 2024 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2024.

Board Committee Assignments

On December 6, 2023 the Board approved the following 2024 committee appointments for all directors:

Executive and Governance Committee	Housing and Community Investment Committee

Karl Bollingberg, Chair	Elsie Meeks, Chair
John Klebba, Vice Chair	Ruth Bennett, Vice Chair
Ruth Bennett	Steven Bumann
Douglas DeFries	Cleon Butterfield
Amy Johnson	Douglas DeFries
Joe Kesler	Kim DeVore
Lauren MacVay	Amy Johnson
Jason Meyerhoeffer	Russell Lau
Elsie Meeks

Audit Committee	Human Resources and Compensation Committee

Ruth Bennett, Chair	Douglas DeFries, Chair
Jon Jones, Vice Chair	Jon Jones, Vice Chair
Steven Bumann	Amy Johnson
Edward Garding	Elsie Meeks
James Hunt	Carol Nelson
Russell Lau	Robert Vogel
Elsie Meeks

Technology Committee	Member Committee

Amy Johnson, Chair	Joe Kesler, Chair
Carol Nelson, Vice Chair	Jason Meyerhoeffer, Vice Chair
Cleon Butterfield	Douglas DeFries
Kim DeVore	Wan-Chong Kung
Lauren MacVay	Jeff Plagge
Siva Narendra	Robert Vogel
Lisa Stange

Finance Committee	Risk and Compliance Committee

Jason Meyerhoeffer, Chair	Lauren MacVay, Chair
Wan-Chong Kung, Vice Chair	Siva Narendra, Vice Chair
Ruth Bennett	Steven Bumann
Cleon Butterfield	James Hunt
Kim DeVore	Russell Lau
Edward Garding	Lisa Stange
Joe Kesler	Jeff Plagge

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 8, 2023	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: General Counsel and Corporate Secretary